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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

 INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

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
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[ ]  Definitive Additional Materials
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14c-5(d)(2))

                         METROPOLITAN SERIES FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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 (Name of Person(s) Filing Information Statement, if other than the Registrant)

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     previously. Identify the previous filing by registration statement number,
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                         METROPOLITAN SERIES FUND, INC.
                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116

July 14, 2006

Letter from the President

Re: Salomon Brothers Strategic Bond Opportunities Portfolio and Salomon Brothers U.S. Government Portfolio Investment Management Change

     In our continuing effort to fulfill your investment objectives, the attached Information Statement details a recent change in the subadviser of the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio. Effective May 1, 2006, the subadviser of each Portfolio was changed to Western Asset Management Company. In addition, the name of the portfolios have changed to Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio, respectively.

     PLEASE NOTE THAT NO ACTION IS REQUIRED ON YOUR PART.

     We appreciate your continued confidence in our investment offerings.

                                          Sincerely,

                                          /s/Elizabeth M. Forget

                                          Elizabeth M. Forget
                                          President

                         METROPOLITAN SERIES FUND, INC.
        WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO
               WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                             INFORMATION STATEMENT

     This Information Statement is being furnished by the Board of Directors (the "Board of Directors" or the "Directors") of Metropolitan Series Fund, Inc. (the "Fund") to the shareholders of the Western Asset Management Strategic Bond Opportunities Portfolio ("Strategic Bond Opportunities") and the Western Asset Management U.S. Government Portfolio ("U.S. Government"), which were formerly known as the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively (Strategic Bond Opportunities and U.S. Government, each a "Portfolio," and together, the "Portfolios"). This Information Statement is being mailed beginning on or about July 14, 2006 to each of the Portfolio's shareholders (each, a "Shareholder," and, collectively, the "Shareholders") of record as of the close of business on June 2, 2006 (the "Record Date").

     NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.  INTRODUCTION

     The Fund, an open-end management investment company, is a Maryland corporation that was formed on November 23, 1982. The Fund is a series type company with 38 series or investment portfolios. The Portfolios are two of those portfolios. MetLife Advisers, LLC (the "Manager") acts as investment adviser to the Portfolios. Prior to May 1, 2006, Salomon Brothers Asset Management Inc ("Salomon Brothers") acted as subadviser to the Portfolios pursuant to subadvisory agreements dated December 1, 2005 between the Manager, Salomon Brothers and Citigroup Asset Management Limited ("CAML") with respect to Strategic Bond Opportunities, and between the Manager and Salomon Brothers with respect to U.S. Government (each a "Previous Subadvisory Agreement," and together, the "Previous Subadvisory Agreements").

     At a meeting held on February 1, 2006, the Directors approved new subadvisory agreements (each, a "Subadvisory Agreement," and together, the "Subadvisory Agreements") between the Manager, Western Asset Management Company ("Western Asset") and Western Asset Management Company Limited ("WAMCL") with respect to Strategic Bond Opportunities, and between the Manger and Western Asset with respect to U.S. Government, which took effect as of May 1, 2006. In connection with the appointment of Western Asset under the Subadvisory Agreements, the Directors terminated the Previous Subadvisory Agreements, and as of May 1, 2006, Salomon Brothers no longer served as subadviser to the Portfolios. Effective May 1, 2006 the Portfolios' names changed from "Salomon Brothers Strategic Bond Opportunities Portfolio" and "Salomon Brothers U.S. Government Portfolio" to "Western Asset Management Strategic Bond Opportunities Portfolio" and "Western Asset Management U.S. Government Portfolio," respectively.

     The Investment Company Act of 1940, as amended (the "1940 Act") generally provides that an adviser or subadviser to a mutual fund may act as such only pursuant to a written contract that has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the directors of the fund who are not parties to such contract or interested persons of any party to such contract. The Manager, however, has received from the Securities and Exchange Commission (the "SEC") an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Subject to certain conditions, the SEC Exemption permits the Manager to enter into subadvisory agreements for the management of a portfolio of the Fund without obtaining the approval of the portfolio's shareholders, including agreements with new subadvisers that are not affiliated persons of the Manager or the Fund. Such agreements must be approved by the Directors in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within ninety days after entering into a new subadvisory agreement without shareholder approval, the Fund must provide an information statement to the shareholders of the affected portfolio, setting forth substantially the information that a proxy statement would contain for a shareholder meeting on whether to vote to approve the agreement. In accordance with the SEC Exemption, the Fund is furnishing this Information Statement to the Shareholders in order to provide information regarding the Subadvisory Agreement.

     The information set forth in this Information Statement concerning Western Asset and its respective affiliates has been provided to the Fund by Western Asset.

II.  DESCRIPTION OF THE AGREEMENTS

  MANAGEMENT AGREEMENTS

     The Manager currently serves as investment adviser and provides administrative services to the Portfolios pursuant to advisory agreements between the Manager and the Fund, each dated May 1, 2003 (each, a "Management Agreement," and together, the "Management Agreements"). The Directors approved the renewal of the Management Agreements at a meeting held on November 3, 2005. The Management Agreements were most recently approved by Shareholders on May 1, 2003.

     The Management Agreements provide that the Manager will furnish to the Portfolios both investment management services and administrative services, though they permit the Manager to delegate its investment management services with respect to the Portfolios to a subadviser.

     Under the Management Agreement for Strategic Bond Opportunities, a management fee is payable by the Portfolio to the Manager at the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets, and 0.55% of such assets in excess of $500 million. The aggregate management fee payable by Strategic Bond Opportunities during the fiscal year ended December 31, 2005 was $2,634,095, which was 0.65% of the Portfolio's average daily net assets.

     Under the Management Agreement for U.S. Government, a management fee is payable by the Portfolio to the Manager at the annual rate of 0.55% of the first $500 million of the Portfolio's average daily net assets and 0.45% of such assets in excess of $500 million. The aggregate management fee payable by U.S. Government during the fiscal year ended December 31, 2005 was $2,890,435 which was 0.54% of the Portfolio's average daily net assets.

     The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for each Portfolio's Class B and Class E shares. For the fiscal year ended December 31, 2005, the Class B shares and Class E shares of Strategic Bond Opportunities paid aggregate fees of $407,027 to affiliates of the Manager pursuant to the distribution plan. For the fiscal year ended December 31, 2005, the Class B and E shares of U.S. Government paid aggregate fees of $369,999 to affiliates of the Manager pursuant to the distribution plan.

  DESCRIPTION OF THE PREVIOUS SUBADVISORY AGREEMENTS

     Under the Previous Subadvisory Agreements, the Manager delegated its portfolio management responsibilities for the Portfolios to Salomon Brothers. The Previous Subadvisory Agreements required Salomon Brothers to manage, subject to the supervision and approval of the Manager and the Board of Directors, the investment and reinvestment of the assets of the Portfolios. Salomon Brothers was authorized to take, on behalf of the Fund, all actions which it deemed necessary to implement the investment policies of the Portfolios, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolios with brokers or dealers selected by Salomon Brothers. In connection with these services, Salomon Brothers was obligated to make periodic reports to the Manager.

     Under the Previous Subadvisory Agreement for Strategic Bond Opportunities, the Manager paid a subadvisory fee to Salomon Brothers at the annual rate of 0.35% of the first $50 million of the Portfolio's average daily net assets, 0.30% of the next $150 million of such assets, 0.25% of the next $300 million of such assets, and 0.20% of the amount of such assets in excess of $500 million. Under the Previous Subadvisory Agreement for Strategic Bond Opportunities, for the fiscal year ended December 31, 2005, the Manager paid

                                        2
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an aggregate subadvisory fee of $1,138,114 to Salomon Brothers. Strategic Bond
Opportunities paid no fee to Salomon Brothers under the Previous Subadvisory Agreement.

     Under the Previous Subadvisory Agreement for U.S. Government, the Manager paid a subadvisory fee to Salomon Brothers at the annual rate 0.225% of the first $200 million the Portfolio's average net daily net assets, 0.150% of the next $300 million of such assets, and 0.100% of the amount of such assets in excess of $500 million. Under the Previous Subadvisory Agreement for U.S. Government, for the fiscal year ended December 31, 2005, the Manager paid an aggregate subadvisory fee of $900,203 to Salomon Brothers. U.S. Government paid no fee to Salomon Brothers under the Previous Subadvisory Agreement.

     The Directors approved the renewal of the Previous Subadvisory Agreements at a meeting held on November 3, 2005. The Shareholders approved the Manager's ability to enter into subadvisory agreements pursuant to the SEC Exemption, as described above, on May 1, 2003.

  DESCRIPTION OF THE SUBADVISORY AGREEMENTS

     The Subadvisory Agreements for Strategic Bond Opportunities and U.S. Government appear in Appendix A and Appendix B, respectively. The next several paragraphs briefly summarize some important provisions of the Subadvisory Agreements, but for a complete understanding of the Subadvisory Agreements you should read Appendix A and Appendix B, as applicable.

     The Subadvisory Agreements require Western Asset to manage the investment and reinvestment of each Portfolio's assets, subject to the supervision of the Directors and Manager. The Subadvisory Agreements require that Western Asset do so in conformity with (i) the investment objective, policies and restrictions of the Portfolios set forth in the Fund's prospectus and statement of additional information relating to the Portfolios, (ii) any additional policies or guidelines established by the Manager or by the Directors, and (iii) other applicable laws and regulations. Subject to the foregoing, the Subadvisory Agreements generally authorize Western Asset to effect portfolio transactions in its discretion and without prior consultation with the Manager. The Subadvisory Agreements also require Western Asset to make periodic reports to the Manager.

     Under the Subadvisory Agreement for Strategic Bond Opportunities, Western Asset is compensated at the annual rate of 0.35% of the first $50 million of the Portfolio's average daily net assets, 0.30% of the next $150 million of such assets, 0.25% of the next $300 million of such assets, and 0.20% of the amount of such assets in excess of $500 million. Strategic Bond Opportunities pays no fee to Western Asset under the Subadvisory Agreement; fees to Western Asset are payable solely by the Manager.

     Under the Subadvisory Agreement for U.S. Government, Western Asset is compensated at the annual rate 0.225% of the first $200 million the Portfolio's average net daily net assets, 0.150% of the next $300 million of such assets, and 0.100% of the amount of such assets in excess of $500 million. U.S. Government pays no fee to Western Asset under the Subadvisory Agreement; fees to Western Asset are payable solely by the Manager.

     The Subadvisory Agreements provide that they shall continue in effect for two years from the date of execution, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager, Western Asset or WAMCL (with respect to Strategic Bond Opportunities) (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval.

     The Subadvisory Agreements may be amended at any time by mutual consent of the Manager, Western Asset or WAMCL (with respect to Strategic Bond Opportunities), provided that, if required by law (as may be modified by any exemptions received by the Manager from the SEC, or any rules or regulations adopted by, or interpretative releases of, the SEC), such amendment shall also be approved by vote of a majority of the outstanding voting securities of the respective Portfolio and by vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

                                        3
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     The Subadvisory Agreements provide that, except as may otherwise be provided by applicable law, Western Asset and its officers, partners, directors, employees, affiliates and agents shall not be subject to any liability to the Manager, the Fund, the Portfolios, or the Shareholders arising out of any service rendered under the Subadvisory Agreements, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of their obligations and duties.

     The Subadvisory Agreements may be terminated at any time on sixty days' written notice to Western Asset, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Portfolio. The Subadvisory Agreements automatically terminate in the event of their assignment or upon the termination of the Management Agreements. The Subadvisory Agreements may also be terminated by Western Asset on sixty days' written notice to the Manager and the Fund, or by the Manager on sixty days' written notice to Western Asset.

     The Subadvisory Agreement for Strategic Bond Opportunities permits Western Asset Management to delegate to WAMCL, at its own expense, any or all of its responsibilities with respect to transactions of the Portfolio in (i) foreign currencies and (ii) debt securities denominated in currencies other than the U.S. dollar, provided that Western Asset remains responsible to the Manager and the Portfolio for the performance of all its responsibilities and duties under the Subadvisory Agreement. Western Asset is responsible for compensating WAMCL for its services to Strategic Bond Opportunities. Strategic Bond Opportunities pays no fees to WAMCL

  COMPARISON OF THE PREVIOUS SUBADVISORY AND SUBADVISORY AGREEMENTS

     The terms of the Subadvisory Agreements are substantially similar to the terms of the Previous Subadvisory Agreements, except for the following:

     - references to Salomon Brothers have been changed to references to Western Asset;

     - the Subadvisory Agreements provide that all books and records which Western Asset maintains for the Fund are the Fund's property, but specifically allows Western Asset to keep such records or copies of such records as may be necessary for Western Asset to comply with applicable rules and regulations;

     - under the Subadvisory Agreement for Strategic Bond Opportunities, Western Asset must compensate WAMCL for its services from any fees paid to Western Asset by the Manager in proportion to the assets delegated to WAMCL; and

     - certain other minor differences.

If the Subadvisory Agreements had been in effect during the fiscal year ended December 31, 2005, the subadvisory fees payable by the Manager would have been the same as paid to Salomon Brothers under the Previous Subadvisory Agreements for the same period.

III.  INFORMATION ABOUT WESTERN ASSET AND WAMCL

  DIRECTOR REVIEW

     On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, Salomon Brothers, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Under the 1940 Act, the consummation of the transaction resulted in a change of control of Salomon Brothers and the automatic termination of each Portfolio's subadvisory agreement with Salomon Brothers. In connection with this anticipated change of control of Salomon Brothers, the Directors approved the Previous Subadvisory Agreements at a meeting held on October 6, 2005.

     Immediately following the sale of Salomon Brothers to Legg Mason, Salomon Brothers continued to manage the Portfolios. However, Legg Mason advised the Directors that, sometime after the closing of the sale, Legg Mason would take steps to combine the fixed-income operations of Salomon Brothers with those of

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Legg Mason's wholly-owned subsidiary, Western Asset, effective May 1, 2006. As a result, at a meeting on February 1, 2006, the Directors approved (i) the termination of the Previous Subadvisory Agreements and (ii) the new Subadvisory Agreements with Western Asset and, with respect to Strategic Bond Opportunities, WAMCL, in each case effective May 1, 2006. The Directors met with representatives from Western Asset at their February 1, 2006 meeting.

     In determining to approve the Subadvisory Agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors.

     The Directors considered the nature, extent, and quality of the services to be provided to the Portfolios by Western Asset. In this regard, the Directors considered presentations by Fund officers and representatives of the Manager and Western Asset. The Directors also reviewed materials provided by the Manager and Western Asset (the "Director Materials"). These presentations and the Director Materials contained information that assisted the Directors in assessing Western Asset's organizational structure, personnel, investment capacity, investment process, and regulatory/compliance capabilities and record, as well as Western Asset's investment philosophy, performance record, and trade execution capabilities. The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Portfolios by Western Asset.

     The Directors considered the investment performance of Western Asset. It was noted that, although Western Asset does not manage specific funds or portfolios in the precise investment styles of the Portfolios, it does have substantial experience in managing investments in fixed income instruments like those in which the Portfolios invest. In this regard, the Directors considered comparisons of the performance of several key institutional mutual funds managed by Western Asset that invest in fixed income instruments similar to those in which the Portfolios invest, including information prepared by Morningstar rating such funds and ranking their performance against peer groups of funds. The Directors concluded that they were satisfied with the investment performance of Western Asset.

     The Directors considered the subadvisory fees to be paid by the Manager to Western Asset and the total expenses of the Portfolios. The Directors reviewed presentations by Fund officers and comparative information on fees paid and expenses incurred by similar funds in the Lipper Report. In particular, the Directors considered the fact that the subadvisory fees that the Manager pays to Western Asset under the Subadvisory Agreements are the same as those the Manager paid to Salomon Brothers under the Previous Subadvisory Agreements. The Directors concluded that the subadvisory fees to be paid to Western Asset were reasonable and the result of arm's-length negotiations. Because it was not possible to determine the profitability that Western Asset might achieve with respect to the Portfolios, the Directors did not make any conclusions regarding Western Asset's profitability.

     The Directors considered the extent to which economies of scale may be realized if the Portfolios grow and whether fee levels reflect these possible economies of scale for the benefit of shareholders in the Portfolios. In this regard, the Directors primarily considered the breakpoints in each Portfolio's advisory and subadvisory fee schedules and how possible benefits from economies of scale may be realized by the various parties. The Directors also reviewed comparative breakpoint information of similar funds in a report prepared by Lipper Inc. The Directors concluded that they were satisfied with the extent to which possible economies of scale may be shared for the benefit of shareholders in the Portfolios. The Directors also took into account Western Asset's substantial experience and reputation as a manager of fixed income investments, along with the prominence of the Western Asset name in the marketplace for investment advice, and concluded that this might enhance the marketability of the insurance products that invest in the Portfolios, and thus lead to growth in the size of the Portfolios, although such growth cannot be assured.

     The Directors also considered comparisons of the services to be rendered and, as noted above, the amounts to be paid, under the Subadvisory Agreements with those under the Previous Subadvisory Agreements. In this regard, the Directors in particular noted that, other than certain differences, as described above under "Comparison of Previous Subadvisory and Subadvisory Agreements," the Subadvisory Agreements are substantially similar to the Previous Subadvisory Agreements, and contain the same subadvisory fee schedules, which assisted the Directors in determining to approve the Subadvisory Agreements.
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

     In addition, the Directors considered Western Asset's policies with respect to obtaining benefits from their use of each Portfolio's brokerage commissions to obtain research that could be used for Western Asset's other clients (as described below under "Portfolio Transactions and Brokerage"), and the Directors concluded that Western Asset's policies were reasonable.

     Based on their evaluation of these factors described above, and assisted by independent counsel, the Directors, including the Independent Directors, concluded it was appropriate and desirable for Western Asset and, with respect to Strategic Bond Opportunities, WAMCL, to assume subadvisory responsibilities for the Portfolios and thus approved the Subadvisory Agreements.

  CHANGES IN INVESTMENT STYLE

     STRATEGIC BOND OPPORTUNITIES

     In managing Strategic Bond Opportunities pursuant to the Previous Subadvisory Agreement, Salomon Brothers determined how to invest the Portfolio's assets in several steps. Salomon Brothers had an investment committee consisting of senior portfolio managers that analyzed current interest rate trends and their impact on potential economic scenarios. The committee met every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond Opportunities' managers allocated assets among the various classes of securities in which the Portfolio invested. Once this allocation was set, Salomon Brothers focused on specific investment opportunities within those areas.

     Salomon Brothers considered many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. Salomon Brothers also considered Strategic Bond Opportunities' likely need for liquidity, which could have been influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which was generally 3 to 7 years.

     In managing Strategic Bond Opportunities, depending on market conditions, Western Asset may invest the Portfolio's assets without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although Western Asset does not anticipate investing in excess of 75% of Strategic Bond Opportunities' Assets in domestic and emerging market debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of Western Asset, the yield available from such securities outweighs their additional risks. Western Asset may also invest up to 100% of Strategic Bond Opportunities' Assets in foreign securities, including Brady Bonds.

     Western Asset's investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Western Asset's investment team implements the strategy in a manner consistent with the investment policies of Strategic Bond Opportunities, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities. The duration of Strategic Bond Opportunities will generally be approximately 3 to 7 years.

  U.S. GOVERNMENT

     In managing U.S. Government pursuant to the Previous Subadvisory Agreement, Salomon Brothers determined how to invest the Portfolio's assets in several steps. Salomon Brothers had an investment committee consisting of senior portfolio managers that analyzed current interest rate trends and their impact on potential economic scenarios. The committee met every month to revise its estimate of interest rate and general market trends. Based on this analysis, the portfolio manager of U.S. Government managers allocated assets among the various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which U.S. Government invested included GNMA and FNMA mortgage-backed securities, as well as privately issued mortgage-backed securities, including collateralized mortgage obligations ("CMOs").

     Salomon Brothers considered many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. Salomon Brothers also considered U.S. Government's likely need for liquidity, which could have been influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which Salomon Brothers normally maintained between 2 and 5 years.

     In managing U.S. Government, Western Asset's investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Assets are allocated among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which U.S. Government invests include GNMA and FNMA mortgage-backed securities, as well as privately issued mortgage-backed securities, including CMOs. Western Asset's investment team implements the strategy in a manner consistent with the investment policies of U.S. Government, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities. The duration of U.S. Government will normally be between 2 and 5 years.

  PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Subadvisory Agreements, Western Asset is responsible for the execution of each Portfolio's transactions. Western Asset places all orders for the purchase and the sale of Portfolio investments with brokers or dealers selected by them in their discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolios of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by each Portfolio usually includes an implicit dealer commission or markup. In selecting brokers or dealers, Western Asset must seek the most favorable price (including the applicable dealer spread) and execution for such transactions. The Portfolios may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolios, Western Asset will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities and any risk assumed by the executing broker or dealer.

     It is the current policy of Western Asset not to give consideration to research, statistical and other non-execution services (except as described below) furnished by brokers or dealers to Western Asset in selecting broker dealers to execute Portfolio transactions (commonly known as "soft dollar" commission arrangements). However, Western Asset may receive research or statistical information from brokers or dealers with whom it executes trades.

     Western Asset generally has the authority to select "affiliated" brokers, as that term is defined in the 1940 Act, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Western Asset does not currently engage in Portfolio transactions with affiliated brokers.

     Some securities considered by Western Asset for purchase by the Portfolios may also be appropriate for other clients served by the Western Asset. To the extent the Portfolios and such other clients purchase the same security, transactions in such security will be allocated among the Portfolios and such other clients in a manner considered fair and reasonable by Western Asset.

     The Portfolios may not buy securities from, or sell securities to, Western Asset or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Portfolios may purchase securities that are offered in underwritings in which an affiliate of Western Asset is a participant, although the Portfolios may not make such purchases directly from such affiliate.

     Western Asset will select brokers to execute portfolio transactions. In the over-the-counter market, Western Asset generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

     Investment decisions for the Portfolios are made independently from those of other funds and accounts advised by Western Asset. However, the same security may be held in more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices. Depending on investment objectives, applicable law, governing documents, current holdings, cash availability, and other factors, Western Asset may sell or recommend the sale of a particular security for certain accounts and buy or recommend the purchase of such security for other accounts, and accordingly, transactions for the Portfolios may not be consistent with transactions in other accounts or with Western Asset's investment recommendations.

  WESTERN ASSET AND WAMCL OPERATIONS

     Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101. WAMCL is located at 10 Exchange Square, Primrose Street, London, England EC2A-2EN. Western Asset and WAMCL serve as investment adviser or subadviser to a number of other investment companies. As of March 30, 2006, Western Asset had approximately $435 billion in assets under management and WAMCL had approximately $77 billion in assets under management.

     Western Asset and WAMCL act as investment adviser or subadviser to the funds listed in the table below that have similar investment objectives to that of the Portfolios. Western Asset and WAMCL do not waive or reduce their compensation for any fund shown in the table as of April 30, 2006.

                                                    NET ASSETS      ANNUAL FEE RATE AS
                                                    (MILLIONS)       A PERCENTAGE OF       RELATIONSHIP TO
                                                      AS OF           AVERAGE ANNUAL     OTHER FUND (ADVISER
         FUND                SIMILAR FUND            03/31/06           NET ASSETS         OR SUBADVISER)
         ----            ---------------------   ----------------   ------------------   -------------------
    STRATEGIC BOND       Jackson National Life         $356                0.27%           Subadviser
  OPPORTUNITIES........  Global Strategic Bond
                                 Fund
U.S. GOVERNMENT........    John Hancock U.S.           $400                0.19%           Subadviser
                         Government Securities
                                 Trust

     The principal executive officers and directors of Western Asset and their principal occupations are set forth below. The principal mailing address of each such person is 385 E. Colorado Blvd., Pasadena, CA 91101.

                                                    POSITION WITH
                                                    WESTERN ASSET
                                                     MANAGEMENT
NAME AND ADDRESS                                       COMPANY           PRINCIPAL OCCUPATION
----------------                                    -------------   -------------------------------
James W. Hirschmann...............................  Director        President and Chief Executive
                                                                    Officer
Peter L. Bain.....................................  Director        Senior Executive Vice
                                                                    President, Legg Mason, Inc.
Michael Even......................................  Director        Executive Vice President, Legg
                                                                    Mason, Inc.
Bruce D. Alberts..................................  Officer         Chief Financial Officer
Gavin L. James....................................  Officer         Director of Global Client
                                                                    Services
S. Kenneth Leech..................................  Officer         Chief Investment Officer
Gregory B. McShea.................................  Officer         Secretary, General Counsel and
                                                                    Head of Legal and Compliance
Stephen A. Walsh..................................  Officer         Deputy Chief Investment Officer

     The principal executive officers and directors of WAMCL and their principal occupations are set forth below. The principal mailing address of each such person is 10 Exchange Square, Primrose Street, London EC2A 2EN.

                                                   POSITION WITH
                                                   WESTERN ASSET
                                                    MANAGEMENT
                                                      COMPANY
NAME AND ADDRESS                                      LIMITED           PRINCIPAL OCCUPATION
----------------                                   -------------   -------------------------------
James W. Hirschmann..............................  Director        President and Chief Executive
                                                                   Officer
Peter L. Bain....................................  Director        Senior Executive Vice
                                                                   President, Legg Mason, Inc.
Michael B. Zelouf................................  Director        Senior Executive Officer
Edward A. Taber..................................  Director        Former Executive Vice
                                                                   President, Legg Mason, Inc.
Suzanne Taylor-King..............................  Officer         Finance Officer
Gregory B. McShea................................  Officer         Secretary, General Counsel and
                                                                   Head of Legal and Compliance

     Western Asset and WAMCL are each wholly-owned subsidiaries of Legg Mason, 100 Light Street, Baltimore, Maryland 21202, a financial services holding company.

IV.  OTHER INFORMATION

  INFORMATION ABOUT THE MANAGER

     The Manager is a Delaware limited liability company. New England Life Insurance Company ("New England") owns all of the voting interest in the Manager. New England is a wholly owned subsidiary of MetLife, which in turn is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The members of the Manager include each insurance company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. The Chairman of the Board and President of the Manager is Elizabeth M. Forget. Ms. Forget, John F. Guthrie, Jr. and Alan C. Leland, Jr. are the Manager's directors. Ms. Forget is the President and Chief Executive Officer of the Fund, and her principal occupation is Senior Vice President of MetLife. Mr. Guthrie is a Senior Vice President of the Fund and Vice President of New England, and his principal occupation is Senior Vice President of the Manager. Mr. Leland is a Senior Vice President of the Fund and of New England, and his principal occupation is

Treasurer and Chief Financial Officer of the Manager. The address of the Manager, New England, Ms. Forget and Messrs. Guthrie and Leland is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife, Inc. is 200 Park Avenue, New York, New York 10166.

  INFORMATION ABOUT THE FUND

     Copies of the annual report of the Fund for the fiscal year ended December 31, 2005 may be obtained without charge by calling (800) 638-7732 or by writing to Thomas M. Lenz, Metropolitan Series Fund, Inc., c/o MetLife Advisers, LLC at 501 Boylston Street, Boston, Massachusetts 02116.

  OWNERSHIP OF SHARES

     Shares of each Portfolio are available for purchase only by separate accounts established by MetLife and its insurance company affiliates (collectively, the "Insurance Companies"), and certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as the investment vehicle for (1) variable insurance, variable annuity and group annuity products of the Insurance Companies and (2) Qualified Plans. Shares of the Portfolios are not offered for direct purchase by the investing public. The number of shares of beneficial interest of each Portfolio issued and outstanding as of the Record Date was as follows:

     STRATEGIC BOND OPPORTUNITIES                  U.S. GOVERNMENT
     ----------------------------                  ---------------
Class A
Class B
Class E

  BENEFICIAL OWNERSHIP

     To the extent known by the Fund, there are no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of any class of the voting securities of the Portfolios.

     The officers and Directors of the Fund owned less than 1% of the outstanding shares of any class of the Portfolios on the Record Date.

  PRINCIPAL UNDERWRITER

     MetLife is the Fund's principal underwriter.

                                                                      APPENDIX A

                         METROPOLITAN SERIES FUND, INC.

                             SUBADVISORY AGREEMENT
       (WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO)

     This Subadvisory Agreement (this "Agreement") is entered into as of May 1, 2006 by and among MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), Western Asset Management Company, a California corporation (the "Subadviser"), and Western Asset Management Company Limited, a company organized under laws of England ("WAMCL").

     WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2003 (the "Advisory Agreement") with Metropolitan Series Fund, Inc. (the "Fund"), pursuant to which the Manager provides portfolio management services to the Western Asset Management Strategic Bond Opportunities Portfolio (the "Portfolio");

     WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement;

     WHEREAS, the Manager and the Subadviser desire to retain WAMCL to render certain services as described herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager, the Subadviser and WAMCL agree as follows:

     1. Subadvisory Services.

     a. The Subadviser shall, subject to the supervision of the Fund's Board of Directors and the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager or the Fund (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Fund's Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this
Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

     b. The Subadviser shall furnish the Manager and the Administrator quarterly and/or such other reports as may be mutually agreed upon concerning portfolio transactions and the investment performance of the

Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act; (ii) monthly or quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Fund's or the Manager's compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with descriptions and make copies available for inspection of all material comments that are directly related to the Portfolio and the services provided under this Agreement received by the Subadviser or WAMCL from the SEC following routine or special SEC examinations or inspections.

     If the Fund inadvertently fails the diversification requirements of Section 817(h) of the Code, the Subadviser shall assist the Manager in the preparation of any request for relief or argument to the Commission of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817-5(c)(2) and Revenue Procedure 92-25 (or its successor).

     c. The Subadviser shall provide to the Manager a copy of the Form ADV of each of the Subadviser and WAMCL as filed with the SEC and any material amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

     d. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund's custodian, the Administrator, and other parties providing services to the Portfolio to promptly forward misdirected proxy statements to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Portfolio as necessary for the Fund to comply with the requirements of Form N-PX or any successor law, rule, regulation or Staff Position.

     e. The Subadviser represents, warrants and agrees that each of the Subadviser and WAMCL have adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser, WAMCL and their supervised persons, and, to the extent the activities of the Subadviser or WAMCL could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the 1940 Act), and that the Subadviser has provided the Fund with true and complete copies of the policies and procedures (or summaries thereof) of the Subadviser and WAMCL and related information requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the policies and procedures of the Subadviser and WAMCL, compliance by the Subadviser and WAMCL with federal securities laws and related matters as the Fund's compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Manager of any material compliance violations that affect a Portfolio.

     f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser and WAMCL shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions for the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

     g. The Subadviser shall be responsible for providing to the Manager (and, at the direction of the Manager, to any other service provider of the Portfolio) its reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable. The Board of Directors then shall, in cooperation with the Manager and subadviser, make final reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable.

     h. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. Notwithstanding the forgoing, the Subadviser may keep such records or copies of such records as may be necessary for the Subadviser to comply with applicable rules and regulations. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

     2. Obligations of the Manager.

     a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

     3. Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Fund's custodian, in the manner and form as required by the Fund's Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

     4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

     5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser.

The Subadviser shall use its best efforts to obtain Portfolio securities at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio. The Subadviser agrees that securities are to be purchased through brokers and dealers that, in the Subadviser's best judgment, offer the best combination of price and execution. The Subadviser, in seeking to obtain best execution of portfolio transactions for the Portfolio, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Subadviser's selection of a broker or dealer for transactions for the Portfolio may take into account such relevant factors as
(i) price, (ii) the broker's or dealer's facilities, reliability and financial responsibility, (iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker's or dealer's recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Subadviser which are expected to enhance its general portfolio management capabilities (collectively, "Research"), notwithstanding that the Portfolio may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Subadviser shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolio or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser, in its discretion, may cause the Portfolio to pay a commission for effecting a transaction for the Portfolio in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, provided that the Subadviser has determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Subadviser viewed in terms of that particular transaction or its overall responsibilities with respect to the account as to which the Subadviser exercises investment discretion. From time to time, when determined by the Subadviser in its capacity of a fiduciary to be in the best interest of the Portfolio, the Subadviser may purchase securities from or sell securities on behalf of the Portfolio to another account managed by the Subadviser at prevailing market levels in accordance with the procedures under Rule 17a-7 under the 1940 Act and other applicable law.

     6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.35% of the first $50 million of the average daily net assets of the Portfolio, 0.30% of the next $150 million of such assets, 0.25% of the next $300 million of such assets and 0.20% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

     7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

     8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     9. Effective Date and Termination. This Agreement shall become effective as of May 1, 2006 , and

          a. unless otherwise terminated, this Agreement shall continue in effect until May 1, 2008, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager, the Subadviser or WAMCL, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

          d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Subadviser; and

     Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

     10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager, the Subadviser and WAMCL, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager, the Subadviser or WAMCL, cast in person at a meeting called for the purpose of voting on such approval.

     11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

     12. Delegation to WAMCL etc.

     a. The Subadviser may from time to time delegate to WAMCL any or all of the responsibilities of the Subadviser hereunder with respect to transactions of the Portfolio in (1) foreign currencies and (2) debt securities denominated in currencies other than the U.S. dollar (but shall not delegate any of the rights of the Subadviser hereunder); provided, however, that the Subadviser shall be liable under this Agreement for any acts or omissions of WAMCL to the same extent as if such acts or omissions were committed by the Subadviser itself.

     b. The Subadviser shall compensate WAMCL for its services hereunder from any fees paid to the Subadviser by the Manager in proportion to the assets delegated to WAMCL . In no event shall WAMCL be entitled to any compensation hereunder from any person other than the Subadviser (including without limitation the Manager, the Administrator or the Fund).

     13. General.

     a. The Subadviser and WAMCL may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser or WAMCL, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     14. Use of Name.

     It is understood that the phrases "Western Asset Management," "Legg Mason," "Salomon" and any derivative names or logos associated with such names are the valuable property of the Subadviser, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

                                          METLIFE ADVISERS, LLC

                                          By    /s/ JOHN F. GUTHRIE, JR.
                                            ------------------------------------
                                            Name: John F. Guthrie, Jr.
                                            Title: Senior Vice President

                                          WESTERN ASSET MANAGEMENT COMPANY

                                          By        /s/ KEVIN EHRLICH
                                            ------------------------------------
                                            Name: Kevin Ehrlich
                                            Title: Manager, Regulatory Affairs

                                          WESTERN ASSET MANAGEMENT COMPANY
                                          LIMITED

                                          By        /s/ KEVIN EHRLICH
                                            ------------------------------------
                                            Name: Kevin Ehrlich
                                            Title: Manager, Regulatory Affairs

                                                                      APPENDIX B

                         METROPOLITAN SERIES FUND, INC.

                             SUBADVISORY AGREEMENT
              (WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO)

     This Subadvisory Agreement (this "Agreement") is entered into as of May 1, 2006 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Western Asset Management Company, a California corporation (the "Subadviser").

     WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2003 (the "Advisory Agreement") with Metropolitan Series Fund, Inc. (the "Fund"), pursuant to which the Manager provides portfolio management services to the Western Asset Management U.S. Government Portfolio (the "Portfolio");

     WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

     1. Subadvisory Services.

     a. The Subadviser shall, subject to the supervision of the Fund's Board of Directors and the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager or the Fund (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Fund's Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this
Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

     b. The Subadviser shall furnish the Manager and the Administrator quarterly and/or such other reports as may be mutually agreed upon concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act; (ii) monthly or quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Fund's or the Manager's compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with descriptions and make copies available for inspection of all material comments that are directly related to the Portfolio and the services provided under this Agreement received from the SEC following routine or special SEC examinations or inspections.

     If the Fund inadvertently fails the diversification requirements of Section 817(h) of the Code, the Subadviser shall assist the Manager in the preparation of any request for relief or argument to the Commission of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817-5(c)(2) and Revenue Procedure 92-25 (or its successor).

     c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any material amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

     d. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund's custodian, the Administrator, and other parties providing services to a Portfolio to promptly forward misdirected proxy statements to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of each Portfolio as necessary for the Fund to comply with the requirements of Form N-PX or any successor law, rule, regulation or Staff Position.

     e. The Subadviser represents, warrants and agrees that it has adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the 1940 Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadviser's policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund's compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Manager of any material compliance violations that affect a Portfolio.

     f. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions for the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

     g. The Subadviser shall be responsible for providing to the Manager (and, at the direction of the Manager, to any other service provider of the Portfolio) its reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable. The Board of Directors then shall, in cooperation with the Manager and subadviser, make final reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable.

     h. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. Notwithstanding the forgoing, the Subadviser may keep such records or copies of such records as may be necessary for the Subadviser to comply with applicable rules and regulations. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     2. Obligations of the Manager.

     a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

     3. Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Fund's custodian, in the manner and form as required by the Fund's Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

     4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

     5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain Portfolio securities at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio. The Subadviser agrees that securities are to be purchased through brokers and dealers that, in the Subadviser's best judgment, offer the best combination of price and execution. The Subadviser, in seeking to obtain best execution of portfolio transactions for the Portfolio, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Subadviser's selection of a broker or dealer for transactions for the Portfolio may take into account such relevant factors as (i) price, (ii) the broker's or dealer's facilities, reliability and financial responsibility, (iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker's or dealer's recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Subadviser which are expected to enhance its general portfolio management capabilities (collectively, "Research"), notwithstanding that the Portfolio may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Subadviser shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolio or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser, in its discretion, may cause the Portfolio to pay a commission for effecting a transaction for the Portfolio in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, provided that the Subadviser has determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Subadviser viewed in terms of that particular transaction or its overall responsibilities with respect to the account as to which the Subadviser exercises investment discretion. From time to time, when determined by the Subadviser in its capacity of a fiduciary to be in the best interest of the Portfolio, the Subadviser may purchase securities from or sell securities on behalf of the Portfolio to another account managed by the Subadviser at prevailing market levels in accordance with the procedures under Rule 17a-7 under the 1940 Act and other applicable law.

     6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.225% of the first $200 million of the average daily net assets of the Portfolio, 0.15% of the next $300 million of such assets and 0.10% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

     7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

     8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     9. Effective Date and Termination. This Agreement shall become effective as of May 1, 2006, and

          a. unless otherwise terminated, this Agreement shall continue in effect until May 1, 2008, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

          d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Subadviser; and

     Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

     10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

     11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

     12. General.

     a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     13. Use of Name.

     It is understood that the phrases "Western Asset Management," "Legg Mason," "Salomon" and any derivative names or logos associated with such names are the valuable property of the Subadviser, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

                                          METLIFE ADVISERS, LLC

                                          By    /s/ JOHN F. GUTHRIE, JR.
                                            ------------------------------------
                                            Name: John F. Guthrie, Jr.
                                            Title: Senior Vice President

                                          WESTERN ASSET MANAGEMENT COMPANY

                                          By        /s/ KEVIN EHRLICH
                                            ------------------------------------
                                            Name: Kevin Ehrlich
                                            Title: Manager, Regulatory Affairs

[MetLife(R) LOGO]
                                                                  PRESORTED
                                                                  STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                SMITHTOWN, NY
                                                               PERMIT NO. 700

                                                                 WAMCO INFO STMT